UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 31, 2016

Talmer Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Michigan (State or other jurisdiction of incorporation)	001-36308 (Commission File Number)	61-1511150 (IRS Employer Identification No.)

2301 West Big Beaver Rd., Suite 525 Troy, Michigan (Address of principal executive offices)	48084 (Zip Code)

(248) 498-2802

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

Effective at 5:01 p.m. Michigan time on August 31, 2016, pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated January 25, 2016, by and between Talmer Bancorp, Inc. (“Talmer”) and Chemical Financial Corporation (“Chemical”), Talmer was merged with and into Chemical, with Chemical as the surviving corporation in the merger (the “Merger”).

Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger, each share of Talmer Class A common stock was converted into the right to receive 0.4725 shares of Chemical common stock and $1.61 in cash, without interest.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was attached as Exhibit 2.1 to Talmer’s Current Report on Form 8-K, filed with the Securities and Exchange Commission (the “SEC”) on January 26, 2016.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule of Standard; Transfer of Listing.

On August 31, 2016, Talmer notified NASDAQ Stock Market LLC (“NASDAQ”) that the Merger would be effective at 5:01 p.m., Eastern Time, on August 31, 2016. After the closing of trading on August 31, 2016, NASDAQ filed with the SEC an application on Form 25 to remove Talmer’s Class A common stock from listing on NASDAQ and withdraw the registration of Talmer’s Class A common stock under Section 12(b) of the Securities Exchange Act of 1934, as amended. The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 3.03. Material Modifications to Rights of Security Holders.

Upon the completion of the Merger, outstanding shares of Talmer’s Class A common stock were converted into the right to receive 0.4725 shares of Chemical common stock and $1.61 in cash, without interest. As described in Talmer’s Current Report on Form 8-K filed July 14, 2016, the Merger Agreement and the Merger were approved by Talmer’s shareholders at the special meeting of shareholders held on July 14, 2016. The information set forth in Items 2.01 and 3.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 5.01. Changes in Control of Registrant.

Upon the completion of the Merger on August 31, 2016, Talmer merged with and into Chemical and, accordingly, a change in control of Talmer occurred. The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item. 8.01. Other Events.

On August 31, 2016, Chemical issued a press release announcing the completion of the Merger, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Exhibit
2.1

Agreement and Plan of Merger between Chemical Financial Corporation and Talmer Bancorp, Inc. dated January 25, 2016 (incorporated by reference to Exhibit 2.1 to Talmer Bancorp, Inc.’s Current Report on Form 8-K filed on January 26, 2016)*

99.1	Press Release dated August 31, 2016

* Schedules and similar attachments have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant will furnish supplementally a copy of any omitted schedules or similar attachment to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHEMICAL FINANCIAL CORPORATION,
as successor to Talmer Bancorp, Inc.

Dated: August 31, 2016	By: /s/ David B. Ramaker
David B. Ramaker
Chief Executive Officer and President